Exhibit 10.9

[            ], 2008

RAI Acquisition Corp.

One Crescent Drive, Suite 203

Navy Yard Corporate Center

Philadelphia, Pennsylvania 19112

Re:	Initial Public Offering of RAI Acquisition Corp.

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between RAI Acquisition Corp., a Delaware corporation (the “Company”), and J.P. Morgan Securities Inc., as the representative of the underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each Unit composed of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant, exercisable for one share of Common Stock (the “Warrants”). Certain capitalized terms used herein are defined in paragraph 3 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree with the Company as follows:

1. The undersigned agree that from the Effective Date of the Registration Statement until the earlier of (i) the consummation of an Initial Business Combination or (ii) 24 months from the completion of the IPO, the Company shall have a right of first review with respect to any business combination opportunity presented to Resource America, Inc. (“Resource”) or any of its affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), or to any of the Company’s officers or directors who are also officers or directors of Resource, that involves an initially targeted financial services business (as defined in the Registration Statement), other than a business the majority of whose assets or (if an asset manager) the majority of whose assets under management, consist of equipment lease, equipment finance or related investments. Resource will have a right of first review with respect to any business combination opportunity that is presented to the Company or any of its officers or directors who are also officers or directors of Resource or its affiliates that involves an initially targeted financial services business, the majority of whose assets or (if an asset manager) the majority of whose assets under management consist of equipment lease, equipment finance or related investments. An “initially targeted financial services business” shall refer to operating businesses in the financial services industry and shall include alternative asset managers, private equity firms, hedge fund managers, investment and money management firms for which registration under the Investment Advisors Act of 1940 is not required, funds of funds firms, investment management consulting companies, specialty finance companies, venture capital companies, small business investment companies and businesses which provide support for financial service companies. It shall not include extensively regulated businesses such as, banks, insurance companies, registered broker-dealers and their holding companies. If either the Company or Resource elects not to pursue a specific business opportunity to which it has a right to first review, then the other party will be free to pursue that opportunity. If a possible business combination opportunity has been identified, the person identifying such opportunity shall promptly notify the Company or Resource, as the case may be, and forward all informational material it possesses to it for its review. The other party shall not, and shall cause its affiliates not to pursue such business combination opportunity, and not to disclose such opportunity to any other person, unless and until, in the case of the Company, a majority of the Company’s disinterested independent directors has determined, for any reason, that the Company will not pursue such opportunity or, in the case of Resource or its affiliates, that the board of directors of Resource has determined, for any reason, that Resource will not pursue such opportunity. For the purpose of this letter agreement, a director will be considered to have an interest in a transaction with a target business if that target business is (i) either a portfolio company of, or has otherwise received a material financial investment from any private entity fund or investment company (or an affiliate thereof) that is managed by or otherwise affiliated with such director, (ii) an entity in which such director or his or her affiliates are currently passive investors, (iii) an entity in which such director or his or her affiliates are currently officers or directors or (iv) an entity in which such director or his or her affiliates are currently invested through an investment vehicle controlled by them.

2. Each of the undersigned has the full right and power, without violating any agreement by which he or it is bound, to enter into this letter agreement.

3. As used herein, (i) “Effective Date” shall mean the date of the notice of effectiveness of the Registration Statement from the United States Securities and Exchange Commission; (ii) “Initial Business Combination” shall mean the acquisition through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, with one or more operating businesses in connection with which the Company will require that (a) a majority of the shares of Common Stock voted by the Public Stockholders are voted in favor of such acquisition, (b) holders of a majority of the outstanding shares of Common Stock approve an amendment to the Company’s certificate of incorporation to provide for the Company’s perpetual existence and (c) Public Stockholders owning no more than 30% (minus one share) of the IPO Shares exercise their conversion rights; (iii) “IPO Shares” shall mean the shares of Common Stock underlying the Units issued in the IPO; (iv) “Public Stockholders” shall mean purchasers of Common Stock in the IPO or in the secondary market, including any of the Company’s officers or directors or their affiliates, including the undersigned, to the extent that they purchase or acquire Common Stock in the IPO or the secondary market; and (v) “Registration Statement” shall mean the Company’s Registration Statement on Form S-1 (File No. 333-148491, originally filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on January 7, 2008).

4. Each of the undersigned acknowledges and understands that the Company and the Underwriters will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

5. This letter agreement shall be binding on the undersigned and their successors and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of an Initial Business Combination and (ii) 24 months from the completion of the IPO; provided that such termination shall not relieve the undersigned from liability for any breach of this letter agreement prior to its termination.

6. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts formed and to be performed entirely within the Commonwealth of Pennsylvania, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

7. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first set forth above.

RESOURCE AMERICA, INC.

By:
Name:
Title:

Jonathan Z. Cohen

Steven J. Kessler

Thomas C. Elliott

Jeffrey D. Blomstrom

Jeffrey F. Brotman

ACCEPTED AND AGREED:

RAI ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Right of First Review Agreement]